Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events
16.	SUBSEQUENT EVENTS:

In July 2013, the Company settled the repurchase and cancelled $54.7 million of its Convertible Notes in private transactions for aggregate consideration of $98.6 million, which was funded by borrowings under the Company’s revolving credit facility. In addition, the Company settled $1.2 million of Convertible Notes that were converted by a holder. After these transactions, $304.1 million in principal amount of the Convertible Notes remain outstanding. As a result of these transactions, the Company expects to record a loss on extinguishment of debt of approximately $3.0 million in the third quarter of 2013.

In connection with the Company’s repurchase of the Convertible Notes, the Company entered into agreements with the note-hedge counterparties to proportionately reduce the number of Purchased Options and the warrants entered into separately and concurrently with the Purchased Options. In consideration for the agreements, the counterparties paid the Company approximately 0.2 million shares of the Company’s common stock, which were subsequently cancelled by the Company. As a result of these transactions, the number of shares of the Company’s common stock underlying the Purchased Options and the warrants was reduced to approximately 13.9 million shares.